SUPPLEMENT DATED JULY 23, 2004 TO THE
                                                  PROSPECTUSES DATED MAY 3, 2004

                                                       CAPITAL APPRECIATION FUND
                                                          MONEY MARKET PORTFOLIO
                                                           HIGH YIELD BOND TRUST
                                                            MANAGED ASSETS TRUST


                                                     THE TRAVELERS SERIES TRUST:
                                                CONVERTIBLE SECURITIES PORTFOLIO
                                             DISCIPLINED MID CAP STOCK PORTFOLIO
                                                         EQUITY INCOME PORTFOLIO
                                                  FEDERATED HIGH YIELD PORTFOLIO
                                                       FEDERATED STOCK PORTFOLIO
                                                             LARGE CAP PORTFOLIO
                                            LAZARD INTERNATIONAL STOCK PORTFOLIO
                                                   MFS EMERGING GROWTH PORTFOLIO
                                                    MFS MID CAP GROWTH PORTFOLIO
                                                             MFS VALUE PORTFOLIO
                                          MERRILL LYNCH LARGE CAP CORE PORTFOLIO
                                                SOCIAL AWARENESS STOCK PORTFOLIO
                                                TRAVELERS QUALITY BOND PORTFOLIO
                                            U.S. GOVERNMENT SECURITIES PORTFOLIO
                                                          PIONEER FUND PORTFOLIO
                                   ZERO COUPON BOND FUND PORTFOLIO (SERIES 2005)

The following information replaces in its entirety the information under the "Recent Developments" heading in the "Transfer Agent and Fund Administrator" section for each of the prospectuses listed above. Please retain this supplement and keep it with your prospectus for future reference.

RECENT DEVELOPMENTS

Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management
(CAM), including its applicable investment advisory companies and Citicorp Trust Bank (CTB), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Funds. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

L-23199